Exhibit 1.01

Ball Corporation

Conflict Minerals Report

For the Year Ended December 31, 2021

Introduction

This Conflict Minerals Report (“CMR”) for the year ended December 31, 2021, is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (the “Rule”). The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. Conflict minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives which are limited to tin, tantalum, tungsten, and gold (“3TG” or “Conflict Minerals”). The reporting and disclosure requirements apply to registrants whatever the geographic origin of the Conflict Minerals and whether or not they fund armed conflict.

Company Overview

This report has been prepared by the Company (herein referred to as “Ball,” the “Company,” “we,” “us,” or “our”). The information provided in this CMR includes the activities of all our majority-owned subsidiaries and variable interest entities that are required to be consolidated.

Ball supplies innovative, sustainable packaging solutions for beverage and household products customers, as well as aerospace and other technologies and services primarily for the U.S. government. Our principal products include metal packaging for beverage and household products, as well as components related to aerospace and other technologies. We conducted an analysis of our products and found that some of our products contain Conflict Minerals that are necessary to their functionality or production.

Reasonable Country of Origin Inquiry

In accordance with the Rule, we conducted, in good faith, a reasonable country of origin inquiry (“RCOI”) designed to determine whether any of the necessary Conflict Minerals in our products originated in the Democratic Republic of the Congo or an adjoining country (the “Covered Countries”) or were from recycled or scrap sources.

We used the Responsible Business Alliance’s (“RBA”) conflict minerals reporting template (the “Reporting Template”) to obtain sourcing information from our direct suppliers. Our RCOI included assessing the responses we received from our suppliers in accordance with our due diligence framework.

Based on our assessment of the responses from our suppliers, we have reason to believe that some of the necessary 3TG used in our products may have originated in a Covered Country and may not have come from recycled or scrap sources.

Due Diligence

1.	Design of Due Diligence

Our due diligence program has been designed to conform in all material respects with the framework in The Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict Affected and High Risk Areas, and the related Supplements for gold and for tin, tantalum and tungsten (the “OECD Guidance”). Ball took the following steps in accordance with our due diligence program:

a.	Establish Strong Company Management Systems

The Company has adopted and made public a conflict minerals policy. Our policy can be found at https://www.ball.com/getmedia/6a1a2097-4322-4d6e-8c52-eab13abae8d3/Conflict-Minerals-CP-03-025-001-30-Jul-2020.pdf. This policy is made available to employees through an internal company portal, is publicly available on the Ball website, and is also disseminated to suppliers during our RCOI process. In addition to our conflict minerals policy, Ball has a Ball Business Ethics Code of Conduct (“The Code”), which outlines expected behaviors for all of our employees. The Code addresses Ball’s commitment to compliance with all laws applicable to the way we do business and to social responsibility.

In order to strengthen engagement with suppliers, as part of establishing management systems, we have Supplier Guiding Principles, which are included as an exhibit to our form supplier agreements. The Supplier Guiding Principles, among other things, state our expectation that our suppliers will maintain ethical business practices, including compliance with laws related to human rights. We continued to include a Conflict Minerals certification as part of our form supplier agreements. Since many of our agreements are long-term, it will take several years for existing agreements to expire and for the Conflict Minerals certification to be included in all supplier agreements.

We utilized the Reporting Template as a tool to collect information from our suppliers regarding the smelters and refiners from which Conflict Minerals in materials and/or components that are supplied to us are derived. We also continue to engage our suppliers through follow-up to improve response quality pursuant to our due diligence program, which includes steps to review responses. Additionally, we work with a leading third party compliance company in order to more efficiently and effectively communicate with suppliers, collect information related to the source and origin of our products, and perform due diligence related to supply chain compliance.

Key management members and subject matter experts implement the due diligence program, including training new employees involved in the due diligence program and conducting Conflict Minerals Working Group meetings as deemed necessary. This group also implements procedures to review supplier responses, engage with suppliers and maintain records.

b.	Identify and Assess Risk in the Supply Chain

We identified suppliers that potentially provide materials and/or components containing Conflict Minerals for our beverage or aerosol containers and the components manufactured by our aerospace division pursuant to the steps in our due diligence program.

In our efforts to determine the mine or location of origin of any Conflict Minerals in our supply chain with the greatest possible specificity, we sent in-scope suppliers the Reporting Template, requesting information pertaining to the source of Conflict Minerals in their materials and/or components, including the source of Conflict Minerals contained in any recycled or scrap materials. Responses were tracked, accompanying information or documentation was reviewed, and additional requests for information were sent, as deemed necessary. Follow-up through the third party advisor’s compliance platform, through personal emails and phone calls, and otherwise, was performed pursuant to our due diligence program with non-responders and suppliers that provided incomplete responses, in an effort to obtain more detailed information. Any named smelters in the responses were reviewed against the Conformant Smelters and Refiners as part of the Responsible Minerals Assurance Process (“RMAP”) list of conflict free smelters to confirm conflict-free status.

c.	Design and Implement a Strategy to Respond to Risks

As described above, we utilize the Reporting Template to collect information from suppliers and identify risk. When a potential risk is identified, such as nonresponsive suppliers, incomplete Reporting Templates, or other potential risks, further inquiry takes place. The risk mitigation element of our due diligence program is dependent on the unique circumstances of any issues that may arise. Senior management members of the Conflict Minerals Working Group are advised of any situation where a potential risk is identified. We will also contact any of our suppliers found to be sourcing from the Covered Countries through noncertified smelters or potentially high-risk smelters, and potentially seek to establish an alternative source for Conflict Minerals.

d.	Carryout Independent Third-Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

As part of our due diligence program, we rely on the information provided on the RMAP website and the third party compliance advisor’s database to determine if the smelters disclosed by our suppliers are certified as conflict free.

e.	Report on Supply Chain Due Diligence

Our due diligence program includes filing our Form SD and CMR with the SEC on an annual basis, as well as making our CMR publicly available at https://www.ball.com/getattachment/82f1e762-7739-44d3-939c-ee8160d20f16/Ball-Conflict-Minerals_2022-Report-56081-1.pdf as required by the Rule.

2.	Supplier Survey Results

Inherent Limitation on Due Diligence Measures

As a downstream purchaser of materials and components that may contain Conflict Minerals, Ball must necessarily rely, in good faith, on our direct suppliers to provide us with information about the source of Conflict Minerals contained in the materials and/or components supplied to us. We do not have direct relationships with 3TG smelters and refiners and do not perform or direct audits of these entities within our supply chain.

Results

As noted above, Ball supplies innovative, sustainable packaging solutions for beverage, food and household products customers, as well as aerospace and other technologies and services primarily for the U.S. government. The combined results of our due diligence are reported below:

We received responses from seventy-two percent (72%) of the suppliers surveyed. Eight percent (8%) of the suppliers that responded to our survey indicated in their responses that their products contained no 3TG; thus they were not in-scope. Twenty-eight (28%) of the suppliers surveyed did not respond to our initial survey request or the additional follow-up we conducted pursuant to our due diligence program.

3.	Description of Products, Facilities Used and Country of Origin of Necessary Conflict Minerals

Ball is a manufacturer of metal packaging products as well as aerospace hardware, which are produced in a network of manufacturing facilities around the world. Our aerospace hardware includes electronic components that contain tantalum, tin, tungsten and gold.

We have identified five hundred eight (508) smelters from our combined business. This smelter information is provided in Exhibit A. Sixty-nine (69) smelters listed were not certified as conflict free under the RMAP as of the time we reviewed the RMAP list of certified conflict free smelters when our due diligence program was performed. It should be noted that, pursuant to RMAP rules and the certification process thereunder, some smelters may not have been compliant for the whole year, some may have failed their re-audit since our due diligence was performed and may be in the process of addressing relevant issues, or some smelters may have expired certifications since our due diligence was performed and a re-audit may or may not currently be in process. Eighteen (18) smelters on our list are “active” smelters, meaning they have not yet completed their first audit so it is not yet known if they are compliant or not.

4.	Steps to be Taken to Mitigate Risk

We intend to continue to take the following steps to improve due diligence conducted regarding Conflict Minerals to further mitigate any risk that the necessary Conflict Minerals in our products could benefit armed groups in the Covered Countries:

a.

We will continue to review our due diligence process to ensure all relevant suppliers are sent the Reporting Template, that information is adequately collected and reviewed, appropriate follow-up measures are taken, and that any documentation is centrally collected and maintained.

b.

We will continue tracking communication with suppliers, including through a compliance platform, to attempt to increase the response rate and improve the content and accuracy of the supplier Reporting Template responses.

c.

We will attempt to engage any of our suppliers found to be supplying us with 3TG from Covered Countries that support conflict to establish an alternative source of 3TG that does not support such conflict.

d.	We will continue to include a Conflict Minerals clause in new supplier contracts.

Exhibit A

Metal (*)	Smelter Name (*)	Facility Location (*)	Compliant
Gold	L'Orfebre S.A.	Andorra	Yes
Gold	Morris and Watson Gold Coast	Australia	Yes
Gold	Rio Tinto Group	Australia	Yes
Gold	Western Australian Mint (T/a The Perth Mint)	Australia	Yes
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Austria	Yes
Gold	Industrial Refining Company	Belgium	No
Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium	Yes
Gold	Value Trading	Belgium	Yes
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil	Yes
Gold	Marsam Metals	Brazil	Yes
Gold	Umicore Brasil Ltda.	Brazil	Yes
Gold	Asahi Refining Canada Ltd.	Canada	Yes
Gold	CCR Refinery - Glencore Canada Corporation	Canada	Yes
Gold	Royal Canadian Mint	Canada	Yes
Gold	Planta Recuperadora de Metales SpA	Chile	Yes
Gold	Daye Non-Ferrous Metals Mining Ltd.	China	Yes
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China	Yes
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China	No
Gold	Guangdong Hua Jian Trade Co., Ltd.	China	Yes
Gold	Guangdong Jinding Gold Limited	China	No
Gold	GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	China	Yes
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China	No
Gold	Hang Seng Technology	China	Yes
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China	No
Gold	Henan Yuguang Gold & Lead Co., Ltd.	China	Yes
Gold	Heraeus Metals Hong Kong Ltd.	China	Yes
Gold	Hetai Gold Mineral Guangdong Co., Ltd.	China	Yes
Gold	Hop Hing electroplating factory Zhejiang	China	Yes
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	China	No
Gold	Hung Cheong Metal Manufacturing Limited	China	Yes
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China	Yes
Gold	Jiangxi Copper Co., Ltd.	China	Yes
Gold	Jin Jinyin Refining Co., Ltd.	China	Yes
Gold	Jinlong Copper Co., Ltd.	China	Yes
Gold	Lingbao Gold Co., Ltd.	China	No
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China	No
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China	No
Gold	Metalor Technologies (Hong Kong) Ltd.	China	Yes

Gold	Metalor Technologies (Suzhou) Ltd.	China	Yes
Gold	Penglai Penggang Gold Industry Co., Ltd.	China	No
Gold	Realized the Enterprise Co., Ltd.	China	Yes
Gold	Refinery of Seemine Gold Co., Ltd.	China	No
Gold	Shan Dong Huangjin	China	Yes
Gold	Shandon Jin Jinyin Refining Limited	China	Yes
Gold	Shandong Hengbang Smelter Co., Ltd.	China	Yes
Gold	Shandong Humon Smelting Co., Ltd.	China	No
Gold	Shandong penglai gold smelter	China	Yes
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China	No
Gold	Shandong Yanggu Xiangguang Co., Ltd.	China	Yes
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China	Yes
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	China	Yes
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China	No
Gold	Sichuan Tianze Precious Metals Co., Ltd.	China	Yes
Gold	Sino-Platinum Metals Co., Ltd.	China	Yes
Gold	Super Dragon Technology Co., Ltd.	China	No
Gold	SuZhou ShenChuang recycling Ltd.	China	Yes
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	China	Yes
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China	No
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	China	Yes
Gold	WANG TING	China	Yes
Gold	Wuzhong Group	China	Yes
Gold	Xiamen JInbo Metal Co., Ltd.	China	Yes
Gold	Yunnan Copper Industry Co., Ltd.	China	No
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	China	Yes
Gold	Zhaojun Maifu	China	Yes
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China	Yes
Gold	Zhongkuang Gold Industry Co., Ltd.	China	Yes
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	China	Yes
Gold	Zhongshan Poison Material Proprietary Co., Ltd.	China	Yes
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	Yes
Gold	Zhuhai toxic materials Monopoly Ltd.	China	Yes
Gold	Zhuzhou Smelting Group Co., Ltd	China	Yes
Gold	C.I Metales Procesados Industriales SAS	Colombia	Yes
Gold	Sancus ZFS (L’Orfebre, SA)	Colombia	Yes
Gold	SAFINA A.S.	Czechia	Yes
Gold	SAAMP	France	Yes
Gold	WEEEREFINING	France	Yes
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany	Yes
Gold	Aurubis AG	Germany	Yes

Gold	Bauer Walser AG	Germany	Yes
Gold	C. Hafner GmbH + Co. KG	Germany	Yes
Gold	Degussa Sonne / Mond Goldhandel GmbH	Germany	No
Gold	DODUCO Contacts and Refining GmbH	Germany	Yes
Gold	Heimerle + Meule GmbH	Germany	Yes
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	Yes
Gold	SAXONIA Edelmetalle GmbH	Germany	Yes
Gold	WIELAND Edelmetalle GmbH	Germany	Yes
Gold	Gold Coast Refinery	Ghana	No
Gold	Augmont Enterprises Private Limited	India	Yes
Gold	Bangalore Refinery	India	Yes
Gold	CGR Metalloys Pvt Ltd.	India	No
Gold	Emerald Jewel Industry India Limited (Unit 1)	India	Yes
Gold	Emerald Jewel Industry India Limited (Unit 2)	India	Yes
Gold	Emerald Jewel Industry India Limited (Unit 3)	India	Yes
Gold	Emerald Jewel Industry India Limited (Unit 4)	India	Yes
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	India	Yes
Gold	JALAN & Company	India	No
Gold	Kundan Care Products Ltd.	India	Yes
Gold	MD Overseas	India	Yes
Gold	MMTC-PAMP India Pvt., Ltd.	India	Yes
Gold	Sai Refinery	India	No
Gold	Shirpur Gold Refinery Ltd.	India	No
Gold	Sovereign Metals	India	No
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia	Yes
Gold	8853 S.p.A.	Italy	Yes
Gold	Chimet S.p.A.	Italy	Yes
Gold	Faggi Enrico S.p.A.	Italy	Yes
Gold	Italpreziosi	Italy	Yes
Gold	Safimet S.p.A	Italy	Yes
Gold	T.C.A S.p.A	Italy	Yes
Gold	Aida Chemical Industries Co., Ltd.	Japan	Yes
Gold	Asahi Pretec Corp.	Japan	Yes
Gold	Asaka Riken Co., Ltd.	Japan	Yes
Gold	Chugai Mining	Japan	Yes
Gold	Eco-System Recycling Co., Ltd. East Plant	Japan	Yes
Gold	Eco-System Recycling Co., Ltd. North Plant	Japan	Yes
Gold	Eco-System Recycling Co., Ltd. West Plant	Japan	Yes
Gold	Ishifuku Metal Industry Co., Ltd.	Japan	Yes
Gold	Japan Mint	Japan	Yes
Gold	JX Nippon Mining & Metals Co., Ltd.	Japan	Yes

Gold	Kojima Chemicals Co., Ltd.	Japan	Yes
Gold	Kosak Seiren	Japan	Yes
Gold	Matsuda Sangyo Co., Ltd.	Japan	Yes
Gold	Nihon Material Co., Ltd.	Japan	Yes
Gold	Nihon Superior Co., Ltd.	Japan	Yes
Gold	Nohon Material Corporation	Japan	Yes
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan	Yes
Gold	Sumitomo Metal Mining Co., Ltd.	Japan	Yes
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	Yes
Gold	Tokuriki Honten Co., Ltd.	Japan	Yes
Gold	Yamakin Co., Ltd.	Japan	Yes
Gold	Yamato Denki Ind. Co., Ltd.	Japan	Yes
Gold	Yokohama Metal Co., Ltd.	Japan	Yes
Gold	Kazakhmys Smelting LLC	Kazakhstan	Yes
Gold	Kazzinc	Kazakhstan	Yes
Gold	TOO Tau-Ken-Altyn	Kazakhstan	Yes
Gold	Daejin Indus Co., Ltd.	Korea, Republic Of	Yes
Gold	DS PRETECH Co., Ltd.	Korea, Republic Of	Yes
Gold	DSC (Do Sung Corporation)	Korea, Republic Of	Yes
Gold	HwaSeong CJ CO., LTD.	Korea, Republic Of	No
Gold	Korea Metal Co., Ltd.	Korea, Republic Of	Yes
Gold	Korea Zinc Co., Ltd.	Korea, Republic Of	Yes
Gold	LS-NIKKO Copper Inc.	Korea, Republic Of	Yes
Gold	LT Metal Ltd.	Korea, Republic Of	Yes
Gold	NH Recytech Company	Korea, Republic Of	Yes
Gold	Samduck Precious Metals	Korea, Republic Of	Yes
Gold	Samwon Metals Corp.	Korea, Republic Of	No
Gold	SungEel HiMetal Co., Ltd.	Korea, Republic Of	Yes
Gold	Torecom	Korea, Republic Of	Yes
Gold	Kyrgyzaltyn JSC	Kyrgyzstan	No
Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania	No
Gold	Modeltech Sdn Bhd	Malaysia	No
Gold	Sellem Industries Ltd.	Mauritania	No
Gold	Caridad	Mexico	No
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico	Yes
Gold	REMONDIS PMR B.V.	Netherlands	Yes
Gold	Schone Edelmetaal B.V.	Netherlands	Yes
Gold	Morris and Watson	New Zealand	Yes
Gold	K.A. Rasmussen	Norway	No
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines	Yes
Gold	KGHM Polska Miedz Spolka Akcyjna	Poland	Yes

Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation	No
Gold	JSC Uralelectromed	Russian Federation	No
Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation	No
Gold	Moscow Special Alloys Processing Plant	Russian Federation	No
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russian Federation	No
Gold	OJSC Novosibirsk Refinery	Russian Federation	No
Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation	No
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation	No
Gold	L'azurde Company For Jewelry	Saudi Arabia	No
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore	Yes
Gold	AU Traders and Refiners	South Africa	No
Gold	Metal Concentrators SA (Pty) Ltd.	South Africa	Yes
Gold	Rand Refinery (Pty) Ltd.	South Africa	Yes
Gold	SEMPSA Joyeria Plateria S.A.	Spain	Yes
Gold	Sudan Gold Refinery	Sudan	No
Gold	Boliden AB	Sweden	Yes
Gold	Argor-Heraeus S.A.	Switzerland	Yes
Gold	Cendres + Metaux S.A.	Switzerland	Yes
Gold	Metalor Technologies S.A.	Switzerland	Yes
Gold	PAMP S.A.	Switzerland	Yes
Gold	PX Precinox S.A.	Switzerland	Yes
Gold	Valcambi S.A.	Switzerland	Yes
Gold	Singway Technology Co., Ltd.	Taiwan, Province Of China	Yes
Gold	Solar Applied Materials Technology Corp.	Taiwan, Province Of China	Yes
Gold	Suntain Co., Ltd.	Taiwan, Province Of China	Yes
Gold	TAIWAN TOTAI CO., LTD.	Taiwan, Province Of China	Yes
Gold	Tsai Brother industries	Taiwan, Province Of China	Yes
Gold	Umicore Precious Metals Thailand	Thailand	Yes
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey	No
Gold	Istanbul Gold Refinery	Turkey	Yes
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Turkey	Yes
Gold	African Gold Refinery	Uganda	No
Gold	Al Etihad Gold Refinery DMCC	United Arab Emirates	Yes
Gold	Al Ghaith Gold	United Arab Emirates	Yes
Gold	ARY Aurum Plus	United Arab Emirates	Yes
Gold	Dijllah Gold Refinery FZC	United Arab Emirates	No
Gold	Emirates Gold DMCC	United Arab Emirates	Yes
Gold	Fujairah Gold FZC	United Arab Emirates	No
Gold	International Precious Metal Refiners	United Arab Emirates	Yes
Gold	Kaloti Precious Metals	United Arab Emirates	No

Gold	Abington Reldan Metals, LLC	United States Of America	Yes
Gold	Advanced Chemical Company	United States Of America	Yes
Gold	Alexy Metals	United States Of America	Yes
Gold	Asahi Refining USA Inc.	United States Of America	Yes
Gold	AURA-II	United States Of America	Yes
Gold	Elemetal Refining, LLC	United States Of America	Yes
Gold	Geib Refining Corporation	United States Of America	Yes
Gold	Kennecott Utah Copper LLC	United States Of America	Yes
Gold	Materion	United States Of America	Yes
Gold	Metallix Refining Inc.	United States Of America	Yes
Gold	Metalor USA Refining Corporation	United States Of America	Yes
Gold	Pease & Curren	United States Of America	No
Gold	QG Refining, LLC	United States Of America	No
Gold	Republic Metals Corporation	United States Of America	Yes
Gold	Sabin Metal Corp.	United States Of America	No
Gold	So Accurate Group, Inc.	United States Of America	Yes
Gold	United Precious Metal Refining, Inc.	United States Of America	Yes
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan	Yes
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan	Yes
Gold	Universal Precious Metals Refining Zambia	Zambia	Yes
Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe	No
Gold	Nyrstar Metals	Yes
Gold	Precious Metals Sales Corp.	Yes
Tantalum	Plansee SE	Austria	Yes
Tantalum	LSM Brasil S.A.	Brazil	Yes
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China	Yes
Tantalum	Duoluoshan	China	Yes
Tantalum	F&X Electro-Materials Ltd.	China	Yes
Tantalum	FIR Metals & Resource Ltd.	China	Yes
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	China	Yes
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China	Yes
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China	Yes
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China	Yes
Tantalum	Jiangxi Tuohong New Raw Material	China	Yes
Tantalum	Jiujiang Janny New Material Co., Ltd.	China	Yes
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China	Yes
Tantalum	Jiujiang Tanbre Co., Ltd.	China	Yes
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China	Yes
Tantalum	King-Tan Tantalum Industry Ltd.	China	Yes
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	Yes
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	China	Yes

Tantalum	Yancheng Jinye New Material Technology Co., Ltd.	China	Yes
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	China	Yes
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	China	Yes
Tantalum	NPM Silmet AS	Estonia	Yes
Tantalum	H.C. Starck Hermsdorf GmbH	Germany	Yes
Tantalum	H.C. Starck Surface Technology and Ceramic Powders GmbH	Germany	Yes
Tantalum	H.C. Starck Tantalum and Niobium GmbH	Germany	Yes
Tantalum	Metallurgical Products India Pvt., Ltd.	India	Yes
Tantalum	Global Advanced Metals Aizu	Japan	Yes
Tantalum	H.C. Starck Ltd.	Japan	Yes
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Japan	Yes
Tantalum	Taki Chemical Co., Ltd.	Japan	Yes
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Yes
Tantalum	KEMET Blue Metals	Mexico	Yes
Tantalum	Solikamsk Magnesium Works OAO	Russian Federation	Yes
Tantalum	H.C. Starck Co., Ltd.	Thailand	Yes
Tantalum	CP Metals Inc.	United States Of America	Yes
Tantalum	D Block Metals, LLC	United States Of America	Yes
Tantalum	Exotech Inc.	United States Of America	Yes
Tantalum	Global Advanced Metals Boyertown	United States Of America	Yes
Tantalum	H.C. Starck Inc.	United States Of America	Yes
Tantalum	Hi-Temp Specialty Metals, Inc.	United States Of America	Yes
Tantalum	KEMET Blue Powder	United States Of America	Yes
Tantalum	QuantumClean	United States Of America	Yes
Tantalum	Telex Metals	United States Of America	Yes
Tantalum	Tranzact, Inc.	United States Of America	Yes
Tantalum	Global Advanced Metals	Yes
Tantalum	KEMET Corp.	Yes
Tantalum	Power Resources Ltd.	Yes
Tin	Metallo Belgium N.V.	Belgium	Yes
Tin	Metallum Group Holding NV	Belgium	Yes
Tin	EM Vinto	Bolivia (Plurinational State Of)	Yes
Tin	Operaciones Metalurgicas S.A.	Bolivia (Plurinational State Of)	Yes
Tin	Cooperativa Metalurgica de Rondonia Ltda.	Brazil	Yes
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	Brazil	Yes
Tin	Estanho de Rondonia S.A.	Brazil	Yes
Tin	Fabrica Auricchio Industria e Comercio Ltda.	Brazil	Yes
Tin	Magnu's Minerais Metais e Ligas Ltda.	Brazil	Yes
Tin	Melt Metais e Ligas S.A.	Brazil	No
Tin	Mineracao Taboca S.A.	Brazil	Yes

Tin	Resind Industria e Comercio Ltda.	Brazil	Yes
Tin	Soft Metais Ltda.	Brazil	Yes
Tin	Super Ligas	Brazil	Yes
Tin	White Solder Metalurgia e Mineracao Ltda.	Brazil	Yes
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China	Yes
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	China	Yes
Tin	China Tin Group Co., Ltd.	China	Yes
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	China	No
Tin	Dongguan City Xida Soldering Tin Products Co.	China	Yes
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	China	No
Tin	Gejiu Fengming Metallurgy Chemical Plant	China	Yes
Tin	Gejiu Kai Meng Industry and Trade LLC	China	No
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	Yes
Tin	Gejiu Yunxi Group Corp.	China	Yes
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China	Yes
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China	Yes
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	China	Yes
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	China	Yes
Tin	Guangxi Nonferrous Metals Group	China	Yes
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	China	Yes
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	China	Yes
Tin	Hezhou Jinwei Tin Co., Ltd.	China	Yes
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	China	Yes
Tin	HuiChang Hill Tin Industry Co., Ltd.	China	Yes
Tin	Huichang Jinshunda Tin Co., Ltd.	China	Yes
Tin	Hulterworth Smelter	China	Yes
Tin	Jiang Jia Wang Technology Co.	China	Yes
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	China	Yes
Tin	Jiangxi New Nanshan Technology Ltd.	China	Yes
Tin	Ju Tai Industrial Co., Ltd.	China	Yes
Tin	LIAN JING	China	Yes
Tin	Linqu Xianggui Smelter Co., Ltd.	China	Yes
Tin	Ma An Shan Shu Guang Smelter Corp.	China	Yes
Tin	Ma'anshan Weitai Tin Co., Ltd.	China	Yes
Tin	Ming Li Jia smelt Metal Factory	China	Yes
Tin	Old City Metals Processing Co., Ltd.	China	Yes
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	China	Yes
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	China	Yes
Tin	Sichuan Guanghan Jiangnan casting smelters	China	Yes
Tin	Sigma Tin Alloy Co., Ltd.	China	Yes
Tin	Solder Court Ltd.	China	Yes

Tin	Suzhou Nuonengda Chemical Co., Ltd.	China	Yes
Tin	Taicang City Nancang Metal Material Co., Ltd.	China	Yes
Tin	Three green surface technology limited company	China	Yes
Tin	Tianshui Ling Bo Technology Co., Ltd.	China	Yes
Tin	TIN PLATING GEJIU	China	Yes
Tin	TONG LONG	China	Yes
Tin	Top-Team Technology (Shenzhen) Ltd.	China	Yes
Tin	WUJIANG CITY LUXE TIN FACTORY	China	Yes
Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	China	Yes
Tin	Xianghualing Tin Industry Co., Ltd.	China	Yes
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	China	Yes
Tin	XURI	China	Yes
Tin	Yifeng Tin	China	Yes
Tin	Yiquan Manufacturing	China	Yes
Tin	Yuecheng Tin Co., Ltd.	China	Yes
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China	Yes
Tin	Yunnan Chengo Electric Smelting Plant	China	Yes
Tin	Yunnan Copper Zinc Industry Co., Ltd.	China	Yes
Tin	Yunnan Geiju Smelting Corp.	China	Yes
Tin	Yunnan Industrial Co., Ltd.	China	Yes
Tin	Yunnan Malipo Baiyi Kuangye Co.	China	Yes
Tin	Yunnan Tin Company Limited	China	Yes
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	China	No
Tin	Zhongshan Jinye Smelting Co.,Ltd	China	Yes
Tin	Precious Minerals and Smelting Limited	India	No
Tin	CV Ayi Jaya	Indonesia	Yes
Tin	CV Dua Sekawan	Indonesia	Yes
Tin	CV Gita Pesona	Indonesia	Yes
Tin	CV United Smelting	Indonesia	Yes
Tin	CV Venus Inti Perkasa	Indonesia	Yes
Tin	PT Alam Lestari Kencana	Indonesia	Yes
Tin	PT Aries Kencana Sejahtera	Indonesia	Yes
Tin	PT Artha Cipta Langgeng	Indonesia	Yes
Tin	PT ATD Makmur Mandiri Jaya	Indonesia	Yes
Tin	PT Babel Inti Perkasa	Indonesia	Yes
Tin	PT Babel Surya Alam Lestari	Indonesia	Yes
Tin	PT Bangka Prima Tin	Indonesia	Yes
Tin	PT Bangka Putra Karya	Indonesia	Yes
Tin	PT Bangka Serumpun	Indonesia	Yes
Tin	PT Bangka Timah Utama Sejahtera	Indonesia	Yes
Tin	PT Bangka Tin Industry	Indonesia	Yes

Tin	PT Belitung Industri Sejahtera	Indonesia	Yes
Tin	PT BilliTin Makmur Lestari	Indonesia	Yes
Tin	PT Bukit Timah	Indonesia	Yes
Tin	PT Cipta Persada Mulia	Indonesia	Yes
Tin	PT DS Jaya Abadi	Indonesia	Yes
Tin	PT Eunindo Usaha Mandiri	Indonesia	Yes
Tin	PT Inti Stania Prima	Indonesia	Yes
Tin	PT Justindo	Indonesia	Yes
Tin	PT Karimun Mining	Indonesia	Yes
Tin	PT Kijang Jaya Mandiri	Indonesia	Yes
Tin	PT Lautan Harmonis Sejahtera	Indonesia	Yes
Tin	PT Masbro Alam Stania	Indonesia	Yes
Tin	PT Menara Cipta Mulia	Indonesia	Yes
Tin	PT Mitra Stania Prima	Indonesia	Yes
Tin	PT Mitra Sukses Globalindo	Indonesia	Yes
Tin	PT NATARI	Indonesia	Yes
Tin	PT O.M. Indonesia	Indonesia	Yes
Tin	PT Panca Mega Persada	Indonesia	No
Tin	PT Premium Tin Indonesia	Indonesia	Yes
Tin	PT Prima Timah Utama	Indonesia	Yes
Tin	PT Rajawali Rimba Perkasa	Indonesia	Yes
Tin	PT Rajehan Ariq	Indonesia	Yes
Tin	PT Refined Bangka Tin	Indonesia	Yes
Tin	PT Sariwiguna Binasentosa	Indonesia	Yes
Tin	PT Stanindo Inti Perkasa	Indonesia	Yes
Tin	PT Sukses Inti Makmur	Indonesia	Yes
Tin	PT Sumber Jaya Indah	Indonesia	Yes
Tin	PT Timah Nusantara	Indonesia	Yes
Tin	PT Timah Tbk Kundur	Indonesia	Yes
Tin	PT Timah Tbk Mentok	Indonesia	Yes
Tin	PT Tinindo Inter Nusa	Indonesia	Yes
Tin	PT Tirus Putra Mandiri	Indonesia	Yes
Tin	PT Tommy Utama	Indonesia	Yes
Tin	PT Wahana Perkit Jaya	Indonesia	Yes
Tin	OMODEO A. E S. METALLEGHE SRL	Italy	Yes
Tin	Chofu Works	Japan	Yes
Tin	Dowa	Japan	Yes
Tin	Fuji Metal Mining Corp.	Japan	Yes
Tin	Materials Eco-Refining Co., Ltd.	Japan	Yes
Tin	Mitsubishi Materials Corporation	Japan	Yes
Tin	Malaysia Smelting Corporation (MSC)	Malaysia	Yes

Tin	Metahub Industries Sdn. Bhd.	Malaysia	Yes
Tin	Pongpipat Company Limited	Myanmar	No
Tin	Minsur	Peru	Yes
Tin	O.M. Manufacturing Philippines, Inc.	Philippines	Yes
Tin	Fenix Metals	Poland	Yes
Tin	Novosibirsk Processing Plant Ltd.	Russian Federation	Yes
Tin	Luna Smelter, Ltd.	Rwanda	Yes
Tin	M/s ECO Tropical Resources	Singapore	Yes
Tin	CRM Synergies	Spain	Yes
Tin	Metallo Spain S.L.U.	Spain	Yes
Tin	IMPAG AG	Switzerland	Yes
Tin	Minchali Metal Industry Co., Ltd.	Taiwan, Province Of China	Yes
Tin	Pan Light Corporation	Taiwan, Province Of China	Yes
Tin	Rui Da Hung	Taiwan, Province Of China	Yes
Tin	Taiwan high-tech Co., Ltd.	Taiwan, Province Of China	Yes
Tin	Taiwan Huanliang	Taiwan, Province Of China	Yes
Tin	Taiwan's lofty Enterprises Ltd.	Taiwan, Province Of China	Yes
Tin	WELLEY	Taiwan, Province Of China	Yes
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	Yes
Tin	Thailand Mine Factory	Thailand	Yes
Tin	Thaisarco	Thailand	Yes
Tin	Untracore Co., Ltd.	Thailand	Yes
Tin	Alpha	United States Of America	Yes
Tin	Arco Alloys	United States Of America	Yes
Tin	Metallic Resources, Inc.	United States Of America	Yes
Tin	Ney Metals and Alloys	United States Of America	Yes
Tin	Spectro Alloys Corp.	United States Of America	Yes
Tin	TAP	United States Of America	Yes
Tin	Tin Technology & Refining	United States Of America	Yes
Tin	An Thai Minerals Co., Ltd.	Viet Nam	Yes
Tin	An Vinh Joint Stock Mineral Processing Company	Viet Nam	No
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Viet Nam	No
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam	No
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	Viet Nam	Yes
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Viet Nam	No
Tin	VQB Mineral and Trading Group JSC	Viet Nam	No
Tungsten	Wolfram Bergbau und Hutten AG	Austria	Yes
Tungsten	ACL Metais Eireli	Brazil	Yes
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Brazil	Yes
Tungsten	Cronimet Brasil Ltda	Brazil	Yes

Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China	Yes
Tungsten	China Minmetals Non-ferrous Metals Holding Co., Ltd.	China	Yes
Tungsten	China Molybdenum Co., Ltd.	China	Yes
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	Yes
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	China	No
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	China	Yes
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	China	Yes
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	China	Yes
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China	Yes
Tungsten	Fujian Xinlu Tungsten	China	Yes
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	China	Yes
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	Yes
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China	Yes
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China	Yes
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	China	Yes
Tungsten	GEM Co., Ltd.	China	Yes
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China	Yes
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China	Yes
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China	Yes
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China	Yes
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	China	Yes
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China	Yes
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China	Yes
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China	No
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China	Yes
Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.	China	Yes
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China	Yes
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	China	Yes
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China	Yes
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China	Yes
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	China	Yes
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Yes
Tungsten	Xiamen Tungsten Co., Ltd.	China	Yes
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China	Yes
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China	Yes
Tungsten	Zhuzhou Cemented Carbide Group Co., Ltd.	China	Yes
Tungsten	H.C. Starck Smelting GmbH & Co. KG	Germany	Yes
Tungsten	H.C. Starck Tungsten GmbH	Germany	Yes
Tungsten	Mehra Ferro-Alloys Pvt. Ltd.	India	Yes
Tungsten	A.L.M.T. Corp.	Japan	Yes
Tungsten	Japan New Metals Co., Ltd.	Japan	Yes

Tungsten	KGETS Co., Ltd.	Korea, Republic Of	Yes
Tungsten	Woltech Korea Co., Ltd.	Korea, Republic Of	Yes
Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippines	Yes
Tungsten	Artek LLC	Russian Federation	No
Tungsten	Hydrometallurg, JSC	Russian Federation	Yes
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	Russian Federation	Yes
Tungsten	LLC Volstok	Russian Federation	No
Tungsten	Moliren Ltd.	Russian Federation	Yes
Tungsten	NPP Tyazhmetprom LLC	Russian Federation	Yes
Tungsten	OOO “Technolom” 1	Russian Federation	Yes
Tungsten	OOO “Technolom” 2	Russian Federation	Yes
Tungsten	Unecha Refractory metals plant	Russian Federation	Yes
Tungsten	WOLFRAM Company CJSC	Russian Federation	Yes
Tungsten	Lianyou Metals Co., Ltd.	Taiwan, Province Of China	Yes
Tungsten	Global Tungsten & Powders Corp.	United States Of America	Yes
Tungsten	Kennametal Fallon	United States Of America	Yes
Tungsten	Kennametal Huntsville	United States Of America	Yes
Tungsten	Niagara Refining LLC	United States Of America	Yes
Tungsten	Asia Tungsten Products Vietnam Ltd.	Viet Nam	Yes
Tungsten	Masan Tungsten Chemical LLC (MTC)	Viet Nam	Yes
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Viet Nam	Yes
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Viet Nam	Yes